UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-22742

PRINCIPAL REAL ESTATE INCOME FUND

(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

Erin D. Nelson

Principal Real Estate Income Fund

1290 Broadway, Suite 1100

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 623-2577

Date of fiscal year end: October 31

Date of reporting period: January 31, 2014

Item 1 – Schedule of Investments.

PRINCIPAL REAL ESTATE INCOME FUND

STATEMENT OF INVESTMENTS
January 31, 2014 (Unaudited)

Description	Shares	Value (Note 2)

COMMON STOCKS (49.16%)

Real Estate Management/Services (2.75%)
Atrium European Real Estate, Ltd.	96,100	$ 539,959
Citycon OYJ	472,400	1,611,939
Fabege AB	50,700	643,482
Hyprop Investments, Ltd.	134,000	873,716

		3,669,096

Real Estate Operating/Development (1.12%)
Agile Property Holdings, Ltd.	476,000	437,755
Country Garden Holdings Co., Ltd.	1,069,000	586,561
Sino Land Co., Ltd.	356,000	473,211

		1,497,527

REITS-Apartments (4.41%)
Advance Residence Investment Corp.	269	571,859
Camden Property Trust	17,700	1,094,214
Campus Crest Communities, Inc.	178,200	1,573,506
Canadian Apartment Properties REIT	139,400	2,652,198

		5,891,777

REITS-Diversified (18.75%)
Altarea	11,000	1,939,780
Cambridge Industrial Trust	2,697,000	1,457,552
Challenger Diversified Property Group	438,500	959,384
Digital Realty Trust, Inc.	52,200	2,661,678
Dundee Real Estate Investment Trust, Class A	92,000	2,421,118
EPR Properties	48,500	2,477,380
Frasers Commercial Trust	1,415,000	1,385,353
Land Securities Group PLC	37,100	627,573
Liberty Property Trust	49,200	1,790,880
Mirvac Group	868,000	1,268,584
Nomura Real Estate Master Fund, Inc.	1,330	1,408,496
Retail Properties of America, Inc., Class A	45,300	597,507
Spring Real Estate Investment Trust(a)	2,584,000	1,038,419
Stockland	610,100	1,938,165
Suntec Real Estate Investment Trust	611,000	770,480
Top REIT, Inc.	119	545,092
Wereldhave N.V.	22,900	1,741,938

		25,029,379

REITS-Health Care (4.00%)
Assura Group, Ltd.	325,000	211,035
Medical Properties Trust, Inc.	125,500	1,665,385
Primary Health Properties PLC	202,200	1,186,655
Senior Housing Properties Trust	101,300	2,281,276

		5,344,351

REITS-Hotel (2.20%)
Hospitality Properties Trust	70,100	1,801,570
Summit Hotel Properties, Inc.	127,500	1,136,025

		2,937,595

REITS-Mortgage (1.15%)
CYS Investments, Inc.	193,100	1,529,352

Description			Shares	Value (Note 2)

REITS-Office Property (3.70%)
Brandywine Realty Trust			89,100	$ 1,269,675
Highwoods Properties, Inc.			34,500	1,281,330
Hulic Reit, Inc.(a)(b)			77	81,394
Mori Trust Sogo REIT, Inc.			66	536,811
Societe de la Tour Eiffel			17,100	1,145,535
Workspace Group PLC			69,600	621,275

				4,936,020

REITS-Shopping Centers (9.82%)
Charter Hall Retail REIT			564,500	1,768,601
Federation Centres, Ltd.			936,900	1,861,239
Fortune Real Estate Investment Trust			1,217,000	938,951
Hammerson PLC			68,500	591,750
Kite Realty Group Trust			209,300	1,349,985
Ramco-Gershenson Properties Trust			79,400	1,268,018
RioCan Real Estate Investment Trust			116,400	2,589,802
Starhill Global REIT			1,489,000	892,176
Vastned Retail N.V.			38,600	1,848,135

				13,108,657

Storage/Warehousing (1.26%)
Safestore Holdings PLC			531,000	1,675,988

TOTAL COMMON STOCKS (Cost $66,405,330)				65,619,742

PREFERRED STOCKS (1.29%)

REITS-Apartments (0.06%)
Apartment Investment & Management Co., Series Z, 7.000%			3,012	75,872

REITS-Hotel (0.51%)
Hersha Hospitality Trust, Series B, 8.000%			27,400	688,014

REITS-Office Property (0.29%)
SL Green Realty Corp., Series I, 6.500%			16,300	383,050

REITS-Regional Malls (0.43%)
Glimcher Realty Trust, Series G, 8.125%			7,241	182,039
Pennsylvania Real Estate Investment Trust, Series B, 7.375%			16,200	390,420

				572,459

TOTAL PREFERRED STOCKS (Cost $1,757,078)				1,719,395

	Rate	Maturity Date	Principal Amount	Value (Note 2)

COMMERCIAL MORTGAGE BACKED SECURITIES (92.45%)
Commercial Mortgage Backed Securities-Other (68.17%)
Bank of America Commercial Mortgage Trust, Series 2008-1(c)	6.250%	01/10/18	$5,000,000	$ 5,251,915
Commercial Mortgage Trust, Pass-Through Certificates, Series 2007-C1	5.416%	02/15/40	10,000,000	9,875,420
Commercial Mortgage Trust, Series 2007-CD4(c)	5.398%	12/11/49	12,500,000	9,095,712

	Rate	Maturity Date	Principal Amount	Value (Note 2)

Commercial Mortgage Backed Securities-Other (68.17%) (continued)
Commercial Mortgage Trust, Series 2007-GG9(c)	5.505%	02/10/17	$7,500,000	$ 6,232,328
Credit Suisse Commercial Mortgage Trust Series 2006-C4(c)	5.538%	09/15/39	10,000,000	9,202,200
FHLMC Multifamily Structured Pass Through Certificates, Series 2011-KAIV(c)(d)	3.615%	06/25/41	9,000,000	1,866,780
FHLMC Multifamily Structured Pass Through Certificates, Series 2012-K706(c)(d)	1.901%	12/25/18	28,580,000	2,218,865
FHLMC Multifamily Structured Pass Through Certificates, Series 2012-K707(c)(d)	1.806%	01/25/19	27,555,000	2,063,070
FHLMC Multifamily Structured Pass Through Certificates, Series 2012-K709(c)(d)	1.700%	04/25/40	30,601,130	2,275,684
FHLMC Multifamily Structured Pass Through Certificates, Series 2012-K710(c)(d)	1.660%	06/25/42	27,830,000	2,068,409
Goldman Sachs Commercial Mortgage Securities, Series 2013-GC13 D(c)(e)	4.073%	07/10/46	3,000,000	2,586,783
Goldman Sachs Mortgage Securities Trust 2013-GC16(c)(e)	5.315%	11/10/46	2,342,405	2,184,946
JPMorgan Chase Commercial Mortgage Securities Trust 2013-C16(c)(e)	5.008%	11/15/23	2,117,483	1,949,251
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-CIBC16	5.623%	05/12/45	7,500,000	7,380,900
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-CIBC17(c)	5.489%	12/12/43	3,899,000	2,624,768
LB-UBS Commercial Mortgage Trust 2006-C7	5.407%	11/15/16	5,000,000	4,078,660
LB-UBS Commercial Mortgage Trust 2007-C7(c)	6.250%	09/15/45	2,750,000	2,828,609
Wachovia Bank Commercial Mortgage Trust, Series 2006-C29(c)	5.368%	11/15/48	13,000,000	12,306,658
Wachovia Bank Commercial Mortgage Trust, Series 2007-C30(c)	5.413%	12/15/43	5,000,000	4,894,615

				90,985,573

Commercial Mortgage Backed Securities-Subordinated (24.28%)
Bank of America Commercial Mortgage Trust, Series 2006-6	5.480%	10/10/45	3,000,000	2,574,573
Commercial Mortgage Trust, Series 2013-CR11 Class E(c)(e)	4.371%	10/10/23	5,108,000	4,045,225
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-CIBC14(c)	5.494%	12/12/44	7,560,000	7,340,843

	Rate	Maturity Date	Principal Amount	Value (Note 2)

Commercial Mortgage Backed Securities-Subordinated (24.28%) (continued)
Merrill Lynch Mortgage Trust 2006-C1(c)	5.676%	05/12/39	$9,000,000	$ 7,195,878
Merrill Lynch-CFC Commercial Mortgage Trust, Series 2005-CIP1(c)	5.180%	08/12/15	5,000,000	4,878,200
Merrill Lynch-CFC Commercial Mortgage Trust, Series 2006-2(c)(e)	5.893%	06/12/46	2,000,000	1,855,008
Merrill Lynch-CFC Commercial Mortgage Trust, Series 2006-3(c)	5.554%	09/12/16	2,500,000	1,882,500
Morgan Stanley Bank of America Merrill Lynch Commercial Mortgage Trust, Series 2013-C8(c)(e)	4.172%	02/15/23	3,000,000	2,635,383

				32,407,610

TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost $120,103,851)				123,393,183

	7-Day Yield		Shares	Value (Note 2)

SHORT TERM INVESTMENTS (1.26%)
State Street Institutional Liquid Reserves Fund, Institutional Class	0.059%		1,682,192	1,682,192

TOTAL SHORT TERM INVESTMENTS (Cost $1,682,192)				1,682,192

TOTAL INVESTMENTS (144.16%) (Cost $189,948,451)				$ 192,414,512

Liabilities in Excess of Other Assets (-44.16%)				(58,945,235)

NET ASSETS (100.00%)				$ 133,469,277

(a)	Non-income producing security.
(b)	Security determined to be fair valued under the procedures approved by the Fund’s Board of Trustees.
(c)	Interest rate will change at a future date. Interest rate shown reflects the rate in effect at January 31, 2014.
(d)	Interest only security.
(e)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. The total value of Rule 144A securities amounts to $15,256,596, which represents approximately 11.43% of net assets as of January 31, 2014.

Common Abbreviations:

AB - Aktiebolag is the Swedish equivalent of the term corporation.

FHLMC - Federal Home Loan Mortgage Corporation.

N.V. - Naamloze vennootshap is the Dutch term for a public limited liability corporation.

OYJ - Osakeyhtio is the Finnish equivalent of a public stock company.

PLC - Public Limited Company.

REIT - Real Estate Investment Trust.

Holdings are subject to change.

See Notes to Quarterly Statement of Investments.

Geographic Breakdown as of January 31, 2014 (unaudited)

	Value	% Value*

Australia	$7,795,973	4.05%
Canada	7,663,118	3.98%
Cayman Islands	437,755	0.23%
China	586,561	0.31%
Finland	1,611,939	0.84%
France	3,085,315	1.60%
Great Britain	4,703,241	2.44%
Guernsey	211,035	0.11%
Hong Kong	1,511,631	0.79%
Japan	3,143,651	1.63%
Jersey	539,959	0.28%
Netherlands	3,590,073	1.87%
Singapore	5,444,512	2.83%
South Africa	873,716	0.45%
Sweden	643,482	0.34%
United States	150,572,551	78.25%

	$192,414,512	100.00%

*Percentages are based on total investments.

PRINCIPAL REAL ESTATE INCOME FUND

Notes to Quarterly Statement of Investments

January 31, 2014 (unaudited)

NOTE 1. ORGANIZATION

Principal Real Estate Income Fund (the ‘‘Fund’’) is a Delaware statutory trust registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the ‘‘1940 Act’’). The Fund commenced operations on June 25, 2013.

The Fund’s investment objective is to seek to provide high current income, with capital appreciation as a secondary investment objective, by investing in commercial real estate-related securities. There can be no assurance that the Fund will achieve its investment objective. An investment in the Fund may not be appropriate for all investors.

Investing in the Fund involves risks, including exposure to below-investment grade investments. The Fund’s net asset value will vary and its distribution rate may vary and both may be affected by numerous factors, including changes in the market spread over a specified benchmark, market interest rates and performance of the broader equity markets. Fluctuations in net asset value may be magnified as a result of the Fund’s use of leverage.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates: The preparation of the Statement of Investments in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Statement of Investments during the period reported. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Statement of Investments may differ from the value the Fund’s ultimately realize upon sale of the securities. The Statement of Investments has been prepared as of the close of the New York Stock Exchange (“NYSE”) on January 31, 2014.

Portfolio Valuation: The net asset value per Common Share of the Fund is determined no less frequently than daily, on each day that the NYSE is open for trading, as of the close of regular trading on the NYSE (normally 4:00 p.m. New York time). The Fund’s net asset value per Common Share is calculated in the manner authorized by the Trustees of the Fund. Net asset value is computed by dividing the value of the Fund’s total assets, less its liabilities by the number of shares outstanding.

The Trustees of the Fund have established the following procedures for valuation of the Fund’s assets under normal market conditions. Marketable securities listed on foreign or U.S. securities exchanges generally are valued at closing sale prices or, if there were no sales, at the mean between the closing bid and asked prices on the exchange where such securities are principally traded. Marketable securities listed in the NASDAQ National Market System are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sale prices are not available are valued at the mean between the latest bid and asked prices. An option is valued at the price provided by an independent pricing service approved by the Board of Trustees. Over-the-counter options are valued at the mean between the latest bid and asked prices provided by dealers. Financial futures contracts listed on commodity exchanges and exchange-traded options are valued at closing settlement prices.

The Fund values commercial mortgage backed securities and other debt securities not traded in an organized market on the basis of valuations provided by an independent pricing service,

approved by the Board of Trustees, which uses information with respect to transactions in such securities, quotations from dealers, market transactions for comparable securities, various relationships between securities and yield to maturity in determining value. Debt securities having a remaining maturity of sixty days or less when purchased and debt securities originally purchased with maturities in excess of sixty days but which currently have maturities of sixty days or less are valued at amortized cost. If the independent pricing service is unable to provide a price for a security, if the price provided by the independent pricing service is deemed unreliable, or if events occurring after the close of the market for a security but before the time as of which the Fund values its Common Shares would materially affect net asset value, such security will be valued at its fair value as determined in good faith under procedures approved by the Board of Trustees.

When applicable, fair value of an investment is determined by the Board of Trustees or a committee of the Board of Trustees or a designee of the Board of Trustees. In fair valuing the Fund’s investments, consideration is given to several factors, which may include, among others, the following: the fundamental business data relating to the issuer, borrower, or counterparty; an evaluation of the forces which influence the market in which the investments are purchased and sold; the type, size and cost of the investment; the Statement of Investments of the issuer, borrower, or counterparty, as applicable; the credit quality and cash flow of the issuer, borrower, or counterparty, as applicable, based on the sub-advisor’s or external analysis; the information as to any transactions in or offers for the investment; the price and extent of public trading in similar securities (or equity securities) of the issuer, or comparable companies; the coupon payments; the quality, value and saleability of collateral, if any, securing the investment; the business prospects of the issuer, borrower, or counterparty, as applicable, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer’s, borrower’s, or counterparty’s management; the prospects for the industry of the issuer, borrower, or counterparty, as applicable, and multiples (of earnings and/or cash flow) being paid for similar businesses in that industry; and other relevant factors.

Securities Transactions and Investment Income: Investment security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Certain dividend income from foreign securities will be recorded, in the exercise of reasonable diligence, as soon as a Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date and may be subject to withholding taxes in these jurisdictions. Interest income, which includes amortization of premium and accretion of discount, is recorded on the accrual basis. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the first-in first-out cost basis method for both financial reporting and income tax purposes.

Fair Value Measurements: The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –

Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of January 31, 2014. The Fund recognizes transfers between the levels as of the beginning of the annual period in which the transfer occurred.

Principal Real Estate Income Fund

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks	$65,538,348	$81,394	$–	$65,619,742
Preferred Stocks	1,719,395	–	–	1,719,395
Commercial Mortgage Backed Securities	–	123,393,183	–	123,393,183
Short Term Investments	1,682,192	–	–	1,682,192

Total	$68,939,935	$123,474,577	$–	$192,414,512

*	See Statement of Investments for industry classifications.

For the period ended January 31, 2014, the Fund did not have any transfers between Level 1 and Level 2 securities. The Fund did not have any securities which used significant unobservable inputs (Level 3) in determining fair value during the period.

Commercial Mortgage Backed Securities (“CMBS”): As part of its investments in commercial real estate-related securities, the Fund will invest in CMBS which are subject to certain risks associated with direct investments in CMBS. A CMBS is a type of mortgage-backed security that is secured by a loan (or loans) on one or more interests in commercial real estate property. Investments in CMBS are subject to the various risks which relate to the pool of underlying assets in which the CMBS represents an interest. CMBS may be backed by obligations (including certificates of participation in obligations) that are principally secured by commercial real estate loans or interests therein having multi-family or commercial use. Securities backed by commercial real estate assets are subject to securities market risks as well as risks similar to those of direct ownership of commercial real estate loans because those securities derive their cash flows and value from the performance of the commercial real estate underlying such investments and/or the owners of such real estate.

Real Estate Investment Trusts (“REITs”): As part of its investments in real estate related securities, the Fund will invest in REITs and are subject to certain risks associated with direct investment in REITs. REITs possess certain risks which differ from an investment in common stocks. REITs are financial vehicles that pool investors’ capital to acquire, develop and/or finance real estate and provide services to their tenants. REITs may concentrate their investments in specific geographic areas or in specific property types, e.g., regional malls, shopping centers, office buildings, apartment buildings and industrial warehouses. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

As REITs generally pay a higher rate of dividends than most other operating companies, to the extent application of the Fund’s investment strategy results in the Fund investing in REIT shares, the percentage of the Fund’s dividend income received from REIT shares will likely exceed the percentage of the Fund’s portfolio that is comprised of REIT shares. Distributions received by the Fund from REITs may consist of dividends, capital gains and/or return of capital.

Dividend income from REITs is recognized on the ex-dividend date. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Fund’s investments in REITs are reported to the Fund after the end of the calendar year; accordingly, the Fund estimates these amounts for accounting purposes until the characterization of REIT distributions is reported to the Fund after the end of the calendar year. Estimates are based on the most recent REIT distribution information available.

The performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), or its failure to maintain exemption from registration under the 1940 Act. Due to the Fund’s investments in REITs, the Fund may also make distributions in excess of the Fund’s earnings and capital gains. Distributions, if any, in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a holder’s Common Shares and, after that basis has been reduced to zero, will constitute capital gains to the Common Shareholder.

Concentration Risk: The Fund invests in companies in the real estate industry, which may include CMBS, REITs, REIT-like structures, and other securities that are secured by, or otherwise have exposure to, real estate. Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. Any market price movements, regulatory changes, or economic conditions affecting CMBS, REITs, REIT-like structures, and real estate more generally, will have a significant impact on the Fund’s performance.

Foreign Currency Risk: The Fund expects to invest in securities denominated or quoted in currencies other than the U.S. dollar; changes in foreign currency exchange rates may affect the value of securities owned by the Fund, the unrealized appreciation or depreciation of investments and gains on and income from investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Fund’s net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. These risks often are heightened for investments in smaller, emerging capital markets.

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of the exchanges at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to a Fund include the potential inability of the counterparty to meet the terms of the contract.

3. Tax Basis Information

Tax Basis of Investments: As of January 31, 2014, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation/(depreciation) for Federal tax purposes was as follows:

COST OF INVESTMENTS	GROSS UNREALIZED APPRECIATION	GROSS UNREALIZED (DEPRECIATION)	NET UNREALIZED APPRECIATION / (DEPRECIATION)
$189,948,841	$6,557,898	$(4,092,227)	$2,465,671

Item 2 - Controls and Procedures.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date.

(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) during Registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3 – Exhibits.

Separate certifications for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as Ex99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PRINCIPAL REAL ESTATE INCOME FUND

By:	/s/ Thomas A. Carter
Thomas A. Carter
President (Principal Executive Officer)

Date:	March 25, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Thomas A. Carter
Thomas A. Carter
President (Principal Executive Officer)

Date:	March 25, 2014

By:	/s/ Patrick D. Buchanan
Patrick D. Buchanan
Treasurer (Principal Financial Officer)

Date:	March 25, 2014